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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         _____________________________

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                         _____________________________

                          Select Comfort Corporation
         (Exact name of registrant issuer as specified in its charter)

               Minnesota                                 41-1597886
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                      6105 Trenton Lane North, Suite 100
                         Minneapolis, Minnesota 55442
              (Address of principal executive offices) (Zip Code)

                         _____________________________

       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None.

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this from relates:
333-62793.

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
                               (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The Registrant incorporates herein by reference the sections entitled "Description of Capital Stock--Common Stock," "Description of Capital Stock--Registration Rights" and "Description of Capital Stock--Provisions with Potential Anti-Takeover Effect" in the Prospectus portion of the Registrant's Registration Statement on Form S-1 (Reg. No. 333-62793) filed by the Registrant under the Securities Act of 1933, as amended, on September 3, 1998, as amended in Pre-Effective Amendment No. 1 filed on October 29, 1998, Pre-Effective Amendment No. 2 filed on November 16, 1998 and Pre-Effective Amendment No. 3 filed on November 25, 1998, as the same may be subsequently amended by amendments to the Registration Statement, and to the extent applicable, such sections of any prospectus relating to such Registration Statement filed with the Securities and Exchange Commission pursuant to Rule 424(b) under Securities Act of 1933, as amended.

ITEM 2.  EXHIBITS.

     The following is a list of all exhibits filed as part of this Registration
Statement:


     Exhibit 1 -   Registrant's Articles of Incorporation (to be effective
                   upon the consummation of the offering) (incorporated by
                   reference to Exhibit 3.1 to the Registrant's
                   Registration Statement on Form S-1 (Reg. No. 333-62793)
                   (the "Registration Statement"))

     Exhibit 2 -   Registrant's Bylaws (to be effective upon the
                   consummation of the offering) (incorporated by
                   reference to Exhibit 3.2 to the Registration Statement)

     Exhibit 3 Form of Warrant issued in connection with the sale of Convertible Preferred Stock, Series E (incorporated by reference to Exhibit 4.2 to the Registration Statement)

     Exhibit 4     Form of Warrant issued in connection with the November
                   1996 Bridge Financing (incorporated by reference to
                   Exhibit 4.3 to the Registration Statement)

     Exhibit 5 Amended and Restated Registration Rights Agreement dated December 28, 1995 (incorporated by reference to Exhibit 4.4 to the Registration Statement)

     Exhibit 6 First Amendment to Series E Stock Purchase Agreement and Amended and Restated Registration Rights Agreement dated April 25, 1996 (incorporated by reference to Exhibit 4.5 to the Registration Statement)

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     Exhibit 7     Second Amendment to Amended and Restated Registration
                   Rights Agreement dated as of November 1, 1996
                   (incorporated by reference to Exhibit 4.6 to the
                   Registration Statement)

     Exhibit 8     Second (sic) Amendment to Amended and Restated
                   Registration Rights Agreement dated March 24, 1997
                   (incorporated by reference to Exhibit 4.7 to the Registration Statement)

     Exhibit 9 Series A Warrant effective as of March 31, 1998 issued to General Electric Capital Corporation (incorporated by reference to Exhibit 4.8 to the Registration
                   Statement)



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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SELECT COMFORT CORPORATION


Dated: November 30, 1998           By: /s/ H. Robert Hawthorne
                                       -----------------------------------------
                                       H. Robert Hawthorne
                                       Its President and Chief Executive Officer


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                          SELECT COMFORT CORPORATION

              EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM 8-A

                                 ____________


EXHIBIT                                                                   METHOD OF FILING
-------                                                                   ----------------
Exhibit 1   Registrant's Articles of Incorporation (to be effective   Incorporated by reference
            upon the consummation of the offering).................   to Exhibit 3.1 to the
                                                                      Registrant's Registration
                                                                      Statement on Form S-1
                                                                      (Reg. No. 333-62793) (the
                                                                      "Registration Statement")

Exhibit 2   Registrant's Bylaws (to be effective upon the             Incorporated by reference
            consummation of the offering)..........................   to Exhibit 3.2 to the
                                                                      Registration Statement

Exhibit 3   Form of Warrant issued in connection with the sale of     Incorporated by reference
            Convertible Preferred Stock, Series E..................   to Exhibit 4.2 to the
                                                                      Registration Statement

Exhibit 4   Form of Warrant issued in connection with the             Incorporated by reference
            November 1996 Bridge Financing.........................   to Exhibit 4.3 to the
                                                                      Registration Statement

Exhibit 5   Amended and Restated Registration Rights                  Incorporated by reference
            Agreement dated December 28, 1995......................   to Exhibit 4.4 to the
                                                                      Registration Statement

Exhibit 6   First Amendment to Series E Stock Purchase                Incorporated by reference
            Agreement and Amended and Restated Registration           to Exhibit 4.5 to the
            Rights Agreement dated April 25, 1996..................   Registration Statement

Exhibit 7   Second Amendment to Amended and Restated                  Incorporated by reference
            Registration Rights Agreement dated as of November        to Exhibit 4.6 to the
            1, 1996................................................   Registration Statement

Exhibit 8   Second (sic) Amendment to Amended and Restated            Incorporated by reference
            Registration Rights Agreement dated March 24, 1997.....   to Exhibit 4.7 to the
                                                                      Registration Statement


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Exhibit 9   Series A Warrant effective as of March 31, 1998           Incorporated by reference
            issued to General Electric Capital Corporation.........   to Exhibit 4.8 to the
                                                                      Registration Statement



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